UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07513)

Exact name of registrant as specified in charter:	Putnam Funds Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	April 30, 2014

Date of reporting period:	May 1, 2013 — October 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PMYAX

Putnam Multi-Cap Core Fund

Semiannual report
10|31|13

A world of investing.™

Putnam INVESTMENTS

BLEND FUNDS invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

Putnam
Multi-Cap Core
Fund

Semiannual report
10 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	22

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

In the final months of 2013, we continue to see business conditions as generally positive for well-diversified investment portfolios. Financial markets have shown surprising resilience in the face of recent headwinds, most notably the confrontation over the federal budget and debt ceiling, which took a toll on the economy during October. With Congressional negotiations now continuing into 2014, there is hope that lawmakers may reach an agreement beneficial to the economy, even as investors remain alert to the risk of additional disruption.

Fortunately, equity markets have easily overcome recent obstacles. Supported by generally solid corporate earnings and healthy balance sheets, stock market gains to this point are far above the long-term average for a single year. International stocks have also performed well, particularly in Europe and Japan. While bonds have lagged behind stocks, many fixed-income sectors have advanced, reminding investors of the need for flexible and selective approaches. The sting of rising interest rates has been felt primarily by Treasuries and other government bonds.

At Putnam, we believe markets in flux can often provide the best opportunity for realizing the benefits of financial advice and active portfolio management. An experienced advisor can help investors stay focused on their long-term goals without getting distracted by daily economic and political events. Challenging times also call for innovative and alternative investment strategies managed by experts. In seeking returns for fund shareholders, Putnam’s investment professionals engage in fundamental research, active investing, and risk management strategies.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Multi-Cap Core Fund

A “go anywhere” fund that invests across the widest range of U.S. stocks

No matter what the stock market is doing from year to year, there are always investment opportunities for those who know how to find them. Portfolio Manager Gerard Sullivan has more than 30 years of experience in the investment industry and has the flexibility to seek opportunities across the entire universe of publicly traded U.S. companies.

“We can invest in growth and value stocks of companies of all sizes. This is as close to a ‘go anywhere’ approach as you can get, and it provides me and our team of research analysts with a broad range of investment opportunities.”

Gerard P. Sullivan
Portfolio Manager

The best-performing stocks change from year to year

Different types of stocks lead the market each year. Sometimes the leaders are small, fast-growing companies, while at other times, large, established, undervalued companies will outperform. The fund can invest in U.S. growth and value stocks across all company sizes, seeking opportunities even when market leadership changes.

Small-cap growth
Large-cap growth
Mid-cap value
Mid-cap growth
Small-cap value
Large-cap value
60%
45
30
15
0
-15
-30
-45
-9.64%
48.54%
23.71%
12.65%
23.48%
11.81%
-28.92%
46.29%
29.09%
2.64%
18.51%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

Mid-cap growth stocks are represented by the Russell Midcap Growth Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their growth orientation. Small-cap value stocks are represented by the Russell 2000 Value Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation. Mid-cap value stocks are represented by the Russell Midcap Value Index, an unmanaged index of those companies in the Russell Midcap Index chosen for their value orientation. Small-cap growth stocks are represented by the Russell 2000 Growth Index, an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their growth orientation. Large-cap growth stocks are represented by the Russell 1000 Growth Index, an unmanaged index of those companies in the large-cap Russell 1000 Index chosen for their growth orientation. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Multi-cap investing at Putnam

Putnam’s suite of multi-cap equity funds also includes funds that target growth- and value-style stocks of all sizes, to give investors a streamlined approach to investing across the complete universe of U.S. stocks.

Putnam Multi-Cap Growth Fund seeks stocks of companies that are believed to offer above-average growth potential.

Putnam Multi-Cap Value Fund seeks companies whose stocks are priced below their long-term potential.

2 Multi-Cap Core Fund

Multi-Cap Core Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Multi-Cap Core Fund

Interview with your fund’s portfolio manager

Jerry, how would you describe conditions for stock market investors during the six months ended October 31, 2013?

Although stocks delivered solid performance for the period overall, the market experienced some turbulence. For example, stocks declined sharply in late June when investors were distracted by the budget debate in Washington. Investors also remained anxious about the Federal Reserve’s plans to begin tapering its bond-buying program, which is designed to stimulate the economy. Markets surged in September when the Fed announced that it would postpone tapering for at least another month. Another sharp — but brief — downturn came in October in response to congressional debt ceiling wrangling, which led to a 16-day partial shutdown of the federal government. The market’s advance was primarily led by inexpensive stocks in areas such as capital goods, consumer discretionary, and sectors that are tied to the automotive and housing industries.

How did the fund perform during the period?

I am pleased to report that the fund outperformed its benchmark, the Russell 3000 Index, as well as the average return for funds in its Lipper peer group, Multi-Cap Core Funds. In terms of sectors, our stock selection in industrials, financials, and consumer discretionary helped the fund outperform its benchmark index.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 10/31/13. See pages 4 and 10–11 for additional fund performance information. Index descriptions can be found on page 14.

Multi-Cap Core Fund	5

Within the fund’s portfolio, what are some stocks that made a positive contribution to performance for the six-month period?

The top two performers were biopharmaceutical stocks that were not in the fund’s benchmark index — Gentium and MacroGenics. Gentium specializes in developing products for diseases with few treatment options, and MacroGenics develops treatments for cancer, autoimmune disorders, and infectious diseases. Both stocks advanced considerably, and I sold MacroGenics from the portfolio when it reached my price target. Gentium remained in the portfolio at the close of the period.

Another highlight in the portfolio was Red Robin Gourmet Burgers, a casual dining chain with restaurants in 42 states. During a period when most restaurant stocks struggled, Red Robin delivered impressive performance. The company’s sales and customer traffic have increased, and it has plans to open more restaurants. The stock remained in the portfolio at the close of the period, although I trimmed the position somewhat.

The next two contributors — Best Buy and Rite Aid — could be described as turnaround stories in the retail sector. The stock of Best Buy, a retailer of consumer electronics, declined dramatically in 2011 and 2012 due to investor concerns about management turmoil and competition from online retailers. In 2013, however, the stock has made an impressive rebound, thanks to new management, cost-cutting measures, and improving earnings. Rite Aid, a retail drugstore chain, offers a similar story. The stock, which traded below $1 per share in late 2012, recovered significantly as the company returned to profitability and focused on measures to improve its competitive positioning. By the close of

Allocations are shown as a percentage of the fund’s net assets as of 10/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Multi-Cap Core Fund

the period, I had sold the fund’s position in Rite Aid.

What are some holdings that detracted from the fund’s performance?

My decision to avoid the stock of Facebook was a top detractor from performance versus the benchmark for the period. Similarly, an underweight position in Amazon.com, another strong-performing stock, hurt fund returns relative to the benchmark. Retailer J.C. Penney, which so far has been unable to stage a comeback like Best Buy and Rite Aid, also dampened fund returns for the period. I added it to the portfolio based on my belief that the company’s management could make improvements, but the turnaround attempt was becoming too lengthy and costly, in my view. By the close of the period, I had sold J.C. Penney from the portfolio.

Two other detractors — SFX Entertainment and Mix Telematics — remained in the portfolio at the close of the period. SFX specializes in electronic music culture (EMC) events and entertainment. I believe the company offers attractive growth potential, and I added it to the portfolio when its share price declined following its initial public offering. Mix Telematics is a software-as-a-service company, which means it provides Internet, or “cloud-based,” software to clients. The company’s software helps businesses monitor their vehicle and equipment fleets.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 10/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Multi-Cap Core Fund	7

How would you describe the fund and your investment approach?

The key feature of the fund is its multi-cap mandate, which allows me to invest in the widest possible range of U.S. stocks. The portfolio can include both growth stocks and value stocks of small, midsize, and large companies. For a stock fund, this is as close to a “go anywhere” approach as you can get, and it provides me and my team of research analysts with a broad universe of investment opportunities.

Another advantage of our approach is having the flexibility to keep a holding in the portfolio for as long as we like, since we are not limited to a particular capitalization size. If we find a small company early in its growth cycle and it “graduates” to large-cap status, we can maintain that position without going against the fund’s mandate. Much of my background is in large-company investing, and I’ve learned that studying large-cap stocks can lead you to many other ideas among small and midsize companies. I have been in the investment industry for over 30 years, and I’m happy to have the opportunity to put my experience to work on such a flexible fund.

As the fund enters the second half of its fiscal year, what is your outlook?

My outlook for U.S. stock investing remains positive. The potential for additional political battles may contribute to volatility in the coming months, but I believe the market still has room to advance. Investors are finding few attractive alternatives to U.S. stocks, and the market’s recent strong performance is likely to attract additional money into stocks, particularly from bonds and emerging markets. And although the U.S. stock market has achieved record highs and I’ve been fairly bullish for over a year, I don’t believe stocks are overvalued.

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Multi-Cap Core Fund

I wouldn’t characterize stocks as expensive, but it has become increasingly difficult to find compellingly low prices. In the current market environment, stock prices are advancing faster than economic growth and earnings growth. Although I believe the market can move higher still, a pullback wouldn’t be completely unwelcome, as it might provide me with buying opportunities.

Thanks, Jerry, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Gerard P. Sullivan has an M.B.A. from the Columbia University Graduate School of Business and a B.A. from Columbia University. Jerry joined Putnam in 2008 and has been in the investment industry since 1982.

IN THE NEWS

With stocks rallying and interest rates increasingly volatile, investors are pouring money into equity-based mutual funds. For the first nine months of 2013, inflows into stock funds more than quadrupled, compared with the same time period in 2012, according to the Strategic Insight Monthly Fund Industry Review. U.S. equity funds attracted over $168 billion versus $31 billion during the first three quarters of 2012, while international stock funds garnered over $163 billion in comparison with nearly $50 billion a year ago. Investors are on track in 2013 to invest the most money in equity mutual funds since 2000, according to investment research firm TrimTabs. Meanwhile, fixed-income investors have tapped the brakes, with year-to-date inflows of about $27 billion as of September 30, down from over $290 billion a year ago.

Multi-Cap Core Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended October 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 10/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	82.22%	71.74%	78.01%	75.01%	78.17%	78.17%	79.42%	73.14%	80.87%	83.64%
Annual average	21.34	19.04	20.43	19.77	20.47	20.47	20.74	19.36	21.05	21.64

3 years	71.74	61.86	67.93	64.93	68.09	68.09	69.11	63.19	70.47	72.92
Annual average	19.75	17.41	18.86	18.15	18.90	18.90	19.14	17.73	19.46	20.03

1 year	34.99	27.23	33.94	28.94	34.02	33.02	34.25	29.55	34.63	35.32

6 months	15.79	9.13	15.37	10.37	15.38	14.38	15.51	11.46	15.66	15.99

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

10	Multi-Cap Core Fund

Comparative index returns For periods ended 10/31/13

		Lipper Multi-Cap Core Funds
	Russell 3000 Index	category average*

Life of fund	65.36%	56.59%
Annual average	17.60	15.48

3 years	59.71	50.73
Annual average	16.89	14.58

1 year	28.99	29.38

6 months	12.01	12.21

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, and life-of-fund periods ended 10/31/13, there were 812, 789, 683, and 676 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 10/31/13

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

4/30/13	$13.87	$14.72	$13.73	$13.72	$13.80	$14.30	$13.86	$13.88

10/31/13	16.06	17.04	15.84	15.83	15.94	16.52	16.03	16.10

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)		(9/24/10)	(9/24/10)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Life of fund	74.16%	64.15%	70.26%	67.26%	70.29%	70.29%	71.54%	65.54%	72.86%	75.43%
Annual average	20.20	17.86	19.29	18.59	19.30	19.30	19.59	18.19	19.90	20.49

3 years	72.27	62.36	68.40	65.40	68.44	68.44	69.68	63.74	70.98	73.52
Annual average	19.88	17.53	18.97	18.26	18.98	18.98	19.27	17.86	19.58	20.17

1 year	28.82	21.41	27.90	22.90	27.89	26.89	28.15	23.66	28.46	29.07

6 months	12.78	6.30	12.39	7.39	12.32	11.32	12.47	8.54	12.65	12.92

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Multi-Cap Core Fund	11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. In the most recent six-month period, your fund’s expenses were limited; had expenses not been limited, they would have been higher. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Net expenses for the fiscal year
ended 4/30/13*	1.31%	2.06%	2.06%	1.81%	1.56%	1.06%

Total annual operating expenses
for the fiscal year ended 4/30/13	1.79%	2.54%	2.54%	2.29%	2.04%	1.54%

Annualized expense ratio for
the six-month period ended
10/31/13	1.26%	2.01%	2.01%	1.76%	1.51%	1.01%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Reflects Putnam Management’s contractual obligation to limit expenses through 8/30/14.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from May 1, 2013, to October 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.85	$10.91	$10.91	$9.56	$8.21	$5.50

Ending value (after expenses)	$1,157.90	$1,153.70	$1,153.80	$1,155.10	$1,156.60	$1,159.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12	Multi-Cap Core Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended October 31, 2013, use the following calculation method. To find the value of your investment on May 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.41	$10.21	$10.21	$8.94	$7.68	$5.14

Ending value (after expenses)	$1,018.85	$1,015.07	$1,015.07	$1,016.33	$1,017.59	$1,020.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 10/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Multi-Cap Core Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Multi-Cap Core Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of October 31, 2013, Putnam employees had approximately $414,000,000 and the Trustees had approximately $99,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Multi-Cap Core Fund	15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in these contracts noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of

16	Multi-Cap Core Fund

scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered changes to the management contracts of all funds that are organized as series of Putnam Funds Trust, including your fund, that were proposed by Putnam Management in an effort to consolidate the contracts of these funds into three separate contracts based on the structure of each fund’s management fee. The Independent Trustees’ approval of these consolidated management contracts was based on their conclusion that the changes were purely for administrative convenience and would not result in any substantive change to the terms of a fund’s existing management contract with Putnam Management or any reduction in the nature and quality of services provided to your fund.

The Trustees also considered administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the

Multi-Cap Core Fund	17

Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds had sufficiently low expenses that these expense limitations did not apply. However, in the case of your fund, the second of the expense limitations applied during its fiscal year ending in 2012. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years

18	Multi-Cap Core Fund

information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, which commenced operations on September 24, 2010, the Trustees considered that its class A share cumulative total return performance at net asset value was in the first quartile of its Lipper Inc. peer group (Lipper Multi-Cap Core Funds) for the one-year period ended December 31, 2012 (the

Multi-Cap Core Fund	19

first quartile representing the best-performing funds and the fourth quartile the worst-performing funds). Over this one-year period, there were 778 funds in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Consideration of your fund’s interim management contract and the continuance of the fund’s sub-management contract

Following the Trustees’ approval of the continuance of your fund’s management and sub-management contracts, on October  8, 2013, The Honourable Paul G. Desmarais passed away. Mr. Desmarais, both directly and though holding companies, controlled a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management. Upon his death, Mr.  Desmarais’ voting control of shares of Power Corporation of Canada was transferred to The Desmarais Family Residuary Trust (the “Transfer”). As a technical matter, the Transfer may have constituted an “assignment” within the meaning of the Investment Company Act of 1940, causing the fund’s existing management and sub-management contracts to terminate automatically. On October 18, 2013, the Trustees approved your fund’s interim management contract and the continuance of your fund’s sub-management contract to address this possibility and to avoid disruption of investment advisory and other services provided to your fund. At a subsequent meeting on November 22, 2013, the Trustees, including all of the Independent Trustees, approved new definitive management contracts between

20 Multi-Cap Core Fund

the Putnam funds and Putnam Management and determined to recommend their approval to the shareholders of the Putnam funds at a shareholder meeting to be held in early 2014.

In considering whether to approve your fund’s interim management contract and new definitive management contract and the continuance of your fund’s sub-management contract, the Trustees took into account that they had most recently approved the annual continuation of the fund’s previous management and sub-management contracts at their meeting in June 2013, as described above. The Trustees considered that the terms of the interim management contract and new definitive management contract were identical to the previous management contract, except for the effective dates and initial terms and for certain non-substantive changes. They also considered that the sub-management contract was identical to the previous sub-management contract, except for the effective dates and initial terms. Because the proposed contracts were substantially identical to the previous versions of these contracts approved by the Trustees at their June 2013 meeting, the Trustees relied to a considerable extent on their prior approval of these contracts. In addition, the Trustees considered a number other factors relating to the Transfer, including, but not limited to, the following:

• Information about the operations of The Desmarais Family Residuary Trust, including that Paul Desmarais, Jr. and André Desmarais, Mr. Desmarais’ sons, were expected to exercise, jointly, voting control over the Power Corporation of Canada shares controlled by The Desmarais Family Residuary Trust.

• That Paul Desmarais, Jr. and André Desmarais had been playing active managerial roles at Power Corporation of Canada, with responsibility for the oversight of Power Corporation of Canada’s subsidiaries, including Putnam Investments, since Power Corporation of Canada had acquired Putnam Investments in 2007, including serving as Directors of Putnam Investments, and that the Transfer would not affect their responsibilities as officers of Power Corporation of Canada.

• The intention expressed by representatives of Power Corporation of Canada and its subsidiaries, Power Financial Corporation and Great-West Lifeco, that there would be no change to the operations or management of Putnam Investments, to Putnam Management’s management of the funds or to investment, advisory and other services provided to the funds by Putnam Management and its affiliates as a result of the Transfer.

• Putnam Management’s assurances that, following the Transfer, Putnam Management would continue to provide the same level of services to each fund and that the Transfer will not have an adverse impact on the ability of Putnam Management and its affiliates to continue to provide high quality investment advisory and other services to the funds.

• Putnam Management’s assurances that there are no current plans to make any changes to the operations of the funds, existing management fees, expense limitations, distribution arrangements, or the quality of any services provided to the funds or their shareholders, as a result of the Transfer.

• The benefits that the funds have received and may potentially receive as a result of Putnam Management being a member of the Power Corporation of Canada group of companies, which promotes the stability of the Putnam organization.

Multi-Cap Core Fund	21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22 Multi-Cap Core Fund

The fund’s portfolio 10/31/13 (Unaudited)

COMMON STOCKS (97.6%)*	Shares	Value

Aerospace and defense (3.6%)
Astronics Corp. †	848	$41,603

Astronics Corp. Class B	169	8,161

Boeing Co. (The)	881	114,971

Honeywell International, Inc.	1,495	129,661

L-3 Communications Holdings, Inc.	978	98,240

Northrop Grumman Corp.	1,129	121,379

Raytheon Co.	1,442	118,778

United Technologies Corp.	726	77,138

		709,931
Air freight and logistics (0.4%)
FedEx Corp.	540	70,740

		70,740
Airlines (1.2%)
Alaska Air Group, Inc.	866	61,192

Copa Holdings SA Class A (Panama)	312	46,656

Delta Air Lines, Inc.	2,634	69,485

Southwest Airlines Co.	3,031	52,194

		229,527
Auto components (1.4%)
Dana Holding Corp.	2,412	47,275

Lear Corp.	833	64,466

Magna International, Inc. (Canada)	790	66,913

TRW Automotive Holdings Corp. †	1,138	85,475

		264,129
Automobiles (0.9%)
Ford Motor Co.	5,610	95,987

General Motors Co. †	2,204	81,438

		177,425
Beverages (1.2%)
Coca-Cola Co. (The)	904	35,771

Coca-Cola Enterprises, Inc.	1,756	73,278

PepsiCo, Inc.	1,531	128,742

		237,791
Biotechnology (2.8%)
Alkermes PLC †	1,744	61,371

Amgen, Inc.	1,384	160,544

Biogen Idec, Inc. †	195	47,617

Celgene Corp. †	622	92,361

Cubist Pharmaceuticals, Inc. †	1,667	103,354

Gentium SpA ADR (Italy) †	1,325	55,942

Puma Biotechnology, Inc. †	438	16,780

		537,969
Building products (0.2%)
Masco Corp.	2,216	46,824

		46,824
Capital markets (3.1%)
Ameriprise Financial, Inc.	790	79,427

Apollo Global Management, LLC. Class A	2,128	68,649

Carlyle Group LP (The) (Partnership shares)	2,068	63,943

Charles Schwab Corp. (The)	1,715	38,845

Multi-Cap Core Fund	23

COMMON STOCKS (97.6%)* cont.	Shares	Value

Capital markets cont.
Goldman Sachs Group, Inc. (The)	606	$97,481

Hannon Armstrong Sustainable Infrastructure Capital, Inc.	2,000	24,500

KKR & Co. LP	1,307	28,689

Morgan Stanley	1,947	55,937

Silvercrest Asset Management Group, Inc. Class A †	4,933	72,860

State Street Corp.	1,133	79,389

		609,720
Chemicals (2.2%)
Celanese Corp. Ser. A	1,364	76,398

CF Industries Holdings, Inc.	284	61,230

Dow Chemical Co. (The)	1,910	75,388

LyondellBasell Industries NV Class A	659	49,161

Monsanto Co.	655	68,696

OCI Partners LP †	2,549	56,970

W.R. Grace & Co. †	562	51,513

		439,356
Commercial banks (2.2%)
Capital Bank Financial Corp. Class A †	3,200	71,104

PNC Financial Services Group, Inc.	2,007	147,575

Regions Financial Corp.	3,487	33,580

Wells Fargo & Co.	4,135	176,523

		428,782
Commercial services and supplies (1.8%)
ADT Corp. (The) †	1,660	71,994

Cintas Corp.	1,142	61,405

KAR Auction Services, Inc.	2,179	64,760

Mine Safety Appliances Co.	1,164	56,058

MiX Telematics, Ltd. ADR (South Africa) †	3,890	50,726

Pitney Bowes, Inc.	1,960	41,826

		346,769
Communications equipment (1.8%)
Applied Optoelectronics, Inc. †	4,539	57,555

Cisco Systems, Inc.	7,427	167,108

CommScope Holding Co., Inc. †	5,000	76,100

Polycom, Inc. †	4,058	42,203

		342,966
Computers and peripherals (3.1%)
Apple, Inc.	628	328,036

EMC Corp.	3,815	91,827

Hewlett-Packard Co.	2,555	62,265

NetApp, Inc.	879	34,114

SanDisk Corp.	1,373	95,424

		611,666
Construction and engineering (0.4%)
Fluor Corp.	1,063	78,896

		78,896
Construction materials (0.6%)
Eagle Materials, Inc.	516	38,705

Headwaters, Inc. †	4,300	37,539

Martin Marietta Materials, Inc.	461	45,219

		121,463

24 Multi-Cap Core Fund

COMMON STOCKS (97.6%)* cont.	Shares	Value

Consumer finance (1.5%)
Capital One Financial Corp.	1,104	$75,812

Discover Financial Services	1,248	64,746

SLM Corp.	3,744	94,985

Springleaf Holdings, Inc. †	2,500	50,825

		286,368
Containers and packaging (1.3%)
Avery Dennison Corp.	980	46,178

Berry Plastics Group, Inc. †	2,035	40,863

Owens-Illinois, Inc. †	1,576	50,101

Rock-Tenn Co. Class A	518	55,431

Sealed Air Corp.	1,800	54,324

		246,897
Diversified consumer services (0.5%)
H&R Block, Inc.	2,166	61,601

Outerwall, Inc. †	471	30,606

		92,207
Diversified financial services (3.6%)
Bank of America Corp.	9,604	134,072

Citigroup, Inc.	3,270	159,511

JPMorgan Chase & Co.	7,281	375,263

Moody’s Corp.	519	36,673

		705,519
Diversified telecommunication services (1.5%)
AT&T, Inc.	2,337	84,599

CenturyLink, Inc.	1,711	57,934

Iridium Communications, Inc. †	3,460	20,864

Verizon Communications, Inc.	1,327	67,027

Windstream Holdings, Inc.	6,248	53,420

		283,844
Electric utilities (0.3%)
Edison International	1,183	58,002

		58,002
Electrical equipment (0.3%)
Generac Holdings, Inc.	1,246	61,490

		61,490
Electronic equipment, instruments, and components (0.3%)
CDW Corp. †	2,629	57,812

		57,812
Energy equipment and services (1.9%)
Ensco PLC Class A (United Kingdom)	734	42,315

Halliburton Co.	1,206	63,954

Helmerich & Payne, Inc.	713	55,293

Nabors Industries, Ltd.	3,245	56,723

Rowan Cos. PLC Class A †	1,070	38,606

Schlumberger, Ltd.	1,143	107,122

		364,013
Food and staples retail (2.5%)
CVS Caremark Corp.	2,705	168,413

Kroger Co. (The)	3,631	155,552

Wal-Mart Stores, Inc.	2,031	155,879

		479,844

Multi-Cap Core Fund	25

COMMON STOCKS (97.6%)* cont.	Shares	Value

Food products (1.4%)
Amira Nature Foods, Ltd. (United Arab Emirates) †	3,071	$43,731

Archer Daniels-Midland Co.	2,147	87,812

General Mills, Inc.	991	49,966

Hershey Co. (The)	468	46,444

S&W Seed Co. †	5,372	38,625

		266,578
Gas utilities (0.4%)
UGI Corp.	1,958	81,002

		81,002
Health-care equipment and supplies (2.3%)
Baxter International, Inc.	917	60,403

Becton, Dickinson and Co.	594	62,447

Boston Scientific Corp. †	3,868	45,217

CareFusion Corp. †	1,673	64,862

GenMark Diagnostics, Inc. †	3,167	38,321

Medtronic, Inc.	1,374	78,868

St. Jude Medical, Inc.	1,463	83,962

Zimmer Holdings, Inc.	211	18,456

		452,536
Health-care providers and services (4.0%)
AmerisourceBergen Corp.	1,057	69,054

Cardinal Health, Inc.	2,045	119,960

Catamaran Corp. †	1,289	60,531

Express Scripts Holding Co. †	691	43,201

HealthSouth Corp.	2,237	78,541

Humana, Inc.	403	37,136

Kindred Healthcare, Inc.	3,888	53,965

McKesson Corp.	454	70,978

Omnicare, Inc.	1,376	75,886

UnitedHealth Group, Inc.	1,455	99,318

WellPoint, Inc.	824	69,875

		778,445
Hotels, restaurants, and leisure (1.9%)
Bloomin’ Brands, Inc. †	1,712	42,851

McDonald’s Corp.	320	30,886

MGM Resorts International †	2,824	53,769

Red Robin Gourmet Burgers, Inc. †	1,644	125,240

Vail Resorts, Inc.	892	62,841

Wynn Resorts, Ltd.	363	60,349

		375,936
Household durables (1.0%)
UCP, Inc. Class A †	2,513	35,433

WCI Communities, Inc. †	2,994	54,012

Whirlpool Corp.	763	111,406

		200,851
Household products (0.4%)
Energizer Holdings, Inc.	435	42,678

Procter & Gamble Co. (The)	476	38,437

		81,115
Independent power producers and energy traders (0.2%)
NRG Energy, Inc.	1,615	46,076

		46,076

26 Multi-Cap Core Fund

COMMON STOCKS (97.6%)* cont.	Shares	Value

Industrial conglomerates (1.1%)
3M Co.	668	$84,068

General Electric Co.	3,749	97,999

Siemens AG (Germany)	329	42,104

		224,171
Insurance (3.2%)
American International Group, Inc.	1,758	90,801

Assured Guaranty, Ltd.	2,308	47,314

Genworth Financial, Inc. Class A †	4,334	62,973

Lincoln National Corp.	1,586	72,020

MetLife, Inc.	4,841	229,028

Prudential Financial, Inc.	1,528	124,364

		626,500
Internet and catalog retail (0.8%)
Amazon.com, Inc. †	88	32,035

Bigfoot GmbH (acquired 8/2/13, cost $43,961) (Private) (Brazil) † ∆∆ F	2	33,700

Ctrip.com International, Ltd. ADR (China) †	320	17,360

Priceline.com, Inc. †	80	84,306

		167,401
Internet software and services (3.2%)
Blucora, Inc. †	2,049	48,418

eBay, Inc. †	1,258	66,309

Google, Inc. Class A †	323	332,877

LinkedIn Corp. Class A †	189	42,274

VeriSign, Inc. †	1,283	69,641

Yahoo!, Inc. †	1,886	62,106

		621,625
IT Services (2.0%)
Accenture PLC Class A	624	45,864

Alliance Data Systems Corp. †	310	73,489

Computer Sciences Corp.	1,628	80,195

Global Payments, Inc.	856	50,915

IBM Corp.	373	66,845

Unisys Corp. †	403	10,619

Visa, Inc. Class A	285	56,051

		383,978
Leisure equipment and products (0.3%)
Hasbro, Inc.	1,189	61,412

		61,412
Life sciences tools and services (0.3%)
Agilent Technologies, Inc.	1,127	57,207

		57,207
Machinery (1.8%)
AGCO Corp.	1,212	70,757

Deere & Co.	792	64,817

Ingersoll-Rand PLC	1,140	76,984

TriMas Corp. †	1,540	58,304

Trinity Industries, Inc.	1,454	73,616

		344,478
Media (3.2%)
CBS Corp. Class B	968	57,248

Comcast Corp. Class A	2,445	116,333

Multi-Cap Core Fund	27

COMMON STOCKS (97.6%)* cont.	Shares	Value

Media cont.
DISH Network Corp. Class A	800	$38,560

Gannett Co., Inc.	2,724	75,373

Meredith Corp.	924	47,401

SFX Entertainment, Inc. †	7,000	60,060

Time Warner Cable, Inc.	585	70,288

Time Warner, Inc.	1,902	130,743

WPP PLC ADR (United Kingdom)	334	35,584

		631,590
Metals and mining (0.4%)
Freeport-McMoRan Copper & Gold, Inc. (Indonesia)	901	33,121

Teck Resources, Ltd. Class B (Canada)	1,883	50,351

		83,472
Multi-utilities (0.3%)
CenterPoint Energy, Inc.	2,749	67,625

		67,625
Multiline retail (1.4%)
Macy’s, Inc.	2,533	116,797

Nordstrom, Inc.	644	38,943

Target Corp.	1,678	108,718

		264,458
Office electronics (0.2%)
Xerox Corp.	4,894	48,646

		48,646
Oil, gas, and consumable fuels (7.3%)
Anadarko Petroleum Corp.	1,189	113,300

Apache Corp.	661	58,697

Cabot Oil & Gas Corp.	1,203	42,490

Chevron Corp.	860	103,166

ConocoPhillips	821	60,179

Energy Transfer Equity L.P.	1,002	67,725

Exxon Mobil Corp.	3,685	330,250

Marathon Oil Corp.	1,403	49,470

Marathon Petroleum Corp.	722	51,739

Memorial Production Partners LP (Units)	7,000	145,670

Murphy Oil Corp.	1,017	61,345

NGL Energy Partners LP	1,901	59,805

Occidental Petroleum Corp.	802	77,056

Royal Dutch Shell PLC ADR (United Kingdom)	826	55,061

Sprague Resources LP †	2,000	34,720

Valero Energy Corp.	1,685	69,371

World Point Terminals, LP (Units) †	1,906	37,643

		1,417,687
Paper and forest products (0.1%)
International Paper Co.	466	20,788

		20,788
Personal products (0.4%)
Coty, Inc. Class A	2,301	35,389

Herbalife, Ltd.	796	51,597

		86,986
Pharmaceuticals (3.3%)
AbbVie, Inc.	1,258	60,950

AstraZeneca PLC (United Kingdom)	773	40,899

28 Multi-Cap Core Fund

COMMON STOCKS (97.6%)* cont.	Shares	Value

Pharmaceuticals cont.
Eli Lilly & Co.	1,606	$80,011

Johnson & Johnson	1,347	124,746

Merck & Co., Inc.	1,376	62,044

Pfizer, Inc.	5,776	177,208

Shire PLC ADR (United Kingdom)	440	58,564

ViroPharma, Inc. †	1,122	43,556

		647,978
Professional services (1.1%)
Dun & Bradstreet Corp. (The)	421	45,801

ManpowerGroup, Inc.	898	70,134

Towers Watson & Co. Class A	335	38,461

TrueBlue, Inc. †	2,187	54,019

		208,415
Real estate investment trusts (REITs) (2.3%)
American Tower Corp.	1,139	90,380

Armada Hoffler Properties, Inc.	3,856	37,095

Boston Properties, LP	251	25,979

Brixmor Property Group, Inc. †	10,000	206,500

Campus Crest Communities, Inc.	2,662	26,647

Prologis, Inc.	684	27,326

Vornado Realty Trust	316	28,143

		442,070
Real estate management and development (0.6%)
Altisource Residential Corp. (Virgin Islands)	2,744	72,908

CBRE Group, Inc. Class A †	1,814	42,139

		115,047
Road and rail (0.3%)
Union Pacific Corp.	354	53,596

		53,596
Semiconductors and semiconductor equipment (2.5%)
Atmel Corp. †	7,515	54,709

Intel Corp.	4,123	100,725

Lam Research Corp. †	1,966	106,616

Magnachip Semiconductor Corp. (South Korea) †	2,075	38,782

Marvell Technology Group, Ltd.	2,949	35,388

Maxim Integrated Products, Inc.	1,979	58,776

NVIDIA Corp.	3,924	59,566

Texas Instruments, Inc.	756	31,812

		486,374
Software (4.1%)
Activision Blizzard, Inc.	2,784	46,326

Citrix Systems, Inc. †	748	42,471

Electronic Arts, Inc. †	2,416	63,420

Microsoft Corp.	9,266	327,553

Oracle Corp.	6,415	214,903

Symantec Corp.	2,015	45,821

TiVo, Inc. †	1,383	18,380

VMware, Inc. Class A †	641	52,100

		810,974

Multi-Cap Core Fund 29

COMMON STOCKS (97.6%)* cont.	Shares	Value

Specialty retail (2.3%)
Best Buy Co., Inc.	2,887	$123,564

Gap, Inc. (The)	1,521	56,262

Home Depot, Inc. (The)	703	54,757

Lowe’s Cos., Inc.	1,674	83,332

Office Depot, Inc. †	6,205	34,686

Rent-A-Center, Inc.	1,692	57,934

TJX Cos., Inc. (The)	714	43,404

		453,939
Textiles, apparel, and luxury goods (1.3%)
Gildan Activewear, Inc. (Canada)	1,065	51,440

Hanesbrands, Inc.	717	48,842

Michael Kors Holdings, Ltd. (Hong Kong) †	696	53,557

NIKE, Inc. Class B	721	54,623

VF Corp.	180	38,700

		247,162
Tobacco (0.8%)
Altria Group, Inc.	2,296	85,480

Philip Morris International, Inc.	917	81,723

		167,203
Trading companies and distributors (0.6%)
Air Lease Corp.	3,000	88,200

Stock Building Supply Holdings, Inc. †	2,573	39,624

		127,824
Wireless telecommunication services (0.2%)
Vodafone Group PLC ADR (United Kingdom)	1,045	38,477

		38,477

Total common stocks (cost $15,841,462)		$19,079,572

INVESTMENT COMPANIES (0.3%)*	Shares	Value

SPDR S&P Homebuilders ETF	1,855	$56,615

Total investment companies (cost $30,022)		$56,615

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

Iridium Communications, Inc. 144A $7.00 cv. pfd.	213	$19,383

Unisys Corp. Ser. A, 6.25% cv. pfd.	61	4,388

Total convertible preferred stocks (cost $27,400)		$23,771

SHORT-TERM INVESTMENTS (2.1%)*	Shares	Value

Putnam Short Term Investment Fund 0.07% L	408,011	$408,011

Total short-term investments (cost $408,011)		$408,011

TOTAL INVESTMENTS

Total investments (cost $16,306,895)		$19,567,969

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
ETF	Exchange Traded Fund
SPDR	S&P Depository Receipts

30 Multi-Cap Core Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from May 1, 2013 through October 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $19,543,935.

† Non-income-producing security.

∆∆ Security is restricted with regard to public resale. The total market value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $33,700, or 0.2% of net assets.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$2,902,810	$—	$33,700

Consumer staples	1,319,517	—	—

Energy	1,781,700	—	—

Financials	3,214,006	—	—

Health care	2,433,236	40,899	—

Industrials	2,460,557	42,104	—

Information technology	3,364,041	—	—

Materials	911,976	—	—

Telecommunication services	322,321	—	—

Utilities	252,705	—	—

Total common stocks	18,962,869	83,003	33,700

Convertible preferred stocks	—	23,771	—

Investment companies	56,615	—	—

Short-term investments	408,011	—	—

Totals by level	$19,427,495	$106,774	$33,700

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund	31

Statement of assets and liabilities 10/31/13 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $15,898,884)	$19,159,958
Affiliated issuers (identified cost $408,011) (Notes 1 and 5)	408,011

Cash	69,661

Dividends, interest and other receivables	22,357

Receivable for shares of the fund sold	326,913

Receivable for investments sold	353,407

Receivable from Manager (Note 2)	4,749

Total assets	20,345,056

LIABILITIES

Payable for investments purchased	251,570

Payable for shares of the fund repurchased	499,201

Payable for investor servicing fees (Note 2)	7,599

Payable for custodian fees (Note 2)	4,974

Payable for Trustee compensation and expenses (Note 2)	634

Payable for administrative services (Note 2)	69

Payable for distribution fees (Note 2)	4,491

Other accrued expenses	32,583

Total liabilities	801,121

Net assets	$19,543,935

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$14,485,392

Undistributed net investment income (Note 1)	58,532

Accumulated net realized gain on investments and foreign currency transactions (Note 1)	1,738,937

Net unrealized appreciation of investments	3,261,074

Total — Representing net assets applicable to capital shares outstanding	$19,543,935

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share ($11,346,339 divided by 706,376 shares)	$16.06

Offering price per class A share (100/94.25 of $16.06)*	$17.04

Net asset value and offering price per class B share ($657,365 divided by 41,490 shares)**	$15.84

Net asset value and offering price per class C share ($2,221,538 divided by 140,379 shares)**	$15.83

Net asset value and redemption price per class M share ($130,148 divided by 8,163 shares)	$15.94

Offering price per class M share (100/96.50 of $15.94)*	$16.52

Net asset value, offering price and redemption price per class R share
($18,090 divided by 1,128 shares)†	$16.03

Net asset value, offering price and redemption price per class Y share
($5,170,455 divided by 321,112 shares)	$16.10

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† Net asset value may not recalculate due to rounding of fractional shares.

The accompanying notes are an integral part of these financial statements.

32 Multi-Cap Core Fund

Statement of operations Six months ended 10/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $657)	$170,409

Interest (including interest income of $35 from investments in affiliated issuers) (Note 5)	285

Securities lending (Note 1)	86

Total investment income	170,780

EXPENSES

Compensation of Manager (Note 2)	49,352

Investor servicing fees (Note 2)	21,771

Custodian fees (Note 2)	8,667

Trustee compensation and expenses (Note 2)	556

Distribution fees (Note 2)	23,248

Administrative services (Note 2)	195

Auditing and tax fees	17,676

Reports to shareholders	10,061

Other	8,616

Fees waived and reimbursed by Manager (Note 2)	(27,873)

Total expenses	112,269

Expense reduction (Note 2)	(21)

Net expenses	112,248

Net investment income	58,532

Net realized gain on investments (Notes 1 and 3)	1,163,779

Net realized loss on foreign currency transactions (Note 1)	(5)

Net unrealized appreciation of investments during the period	1,317,124

Net gain on investments	2,480,898

Net increase in net assets resulting from operations	$2,539,430

The accompanying notes are an integral part of these financial statements.

Multi-Cap Core Fund	33

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 10/31/13*	Year ended 4/30/13

Operations:
Net investment income	$58,532	$87,409

Net realized gain on investments
and foreign currency transactions	1,163,774	788,945

Net unrealized appreciation of investments	1,317,124	1,054,997

Net increase in net assets resulting from operations	2,539,430	1,931,351

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(80,214)

Class B	—	(1,307)

Class C	—	(5,299)

Class M	—	(401)

Class R	—	(146)

Class Y	—	(40,648)

Net realized short-term gain on investments

Class A	—	(187,005)

Class B	—	(5,882)

Class C	—	(18,475)

Class M	—	(1,304)

Class R	—	(415)

Class Y	—	(80,259)

From net realized long-term gain on investments
Class A	—	(50,738)

Class B	—	(1,596)

Class C	—	(5,013)

Class M	—	(354)

Class R	—	(113)

Class Y	—	(21,776)

Increase from capital share transactions (Note 4)	2,743,479	4,639,741

Total increase in net assets	5,282,909	6,070,147

NET ASSETS

Beginning of period	14,261,026	8,190,879

End of period (including undistributed net investment
income of $58,532 and $—, respectively)	$19,543,935	$14,261,026

* Unaudited

The accompanying notes are an integral part of these financial statements.

34 Multi-Cap Core Fund

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Multi-Cap Core Fund	35

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized			From						of expenses	of net investment
	Net asset value,		and unrealized	Total from	From	net realized				Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	gain	Total	Redemption	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees	end of period	value (%) [b]	(in thousands)	(%) [c,d]	net assets (%) [d]	(%)

Class A
October 31, 2013**	$13.87	.05	2.14	2.19	—	—	—	—	$16.06	15.79*	$11,346	.63*	.35*	75*
April 30, 2013	12.37	.11	2.05	2.16	(.17)	(.49)	(.66)	— [e]	13.87	18.28	9,685	1.31	.85	136
April 30, 2012	12.74	.10	.16	.26	(.04)	(.59)	(.63)	— [e]	12.37	2.67	5,590	1.34	.83	97
April 30, 2011†	10.00	.03	2.90	2.93	(.02)	(.17)	(.19)	— [e]	12.74	29.59*	5,406	.80*	.29*	67*

Class B
October 31, 2013**	$13.73	(.01)	2.12	2.11	—	—	—	—	$15.84	15.37*	$657	1.01*	(.05)*	75*
April 30, 2013	12.26	.02	2.03	2.05	(.09)	(.49)	(.58)	— [e]	13.73	17.43	273	2.06	.13	136
April 30, 2012	12.69	.01	.15	.16	— [e]	(.59)	(.59)	— [e]	12.26	1.86	189	2.09	.07	97
April 30, 2011†	10.00	(.02)	2.90	2.88	(.02)	(.17)	(.19)	— [e]	12.69	29.00*	69	1.25*	(.19)*	67*

Class C
October 31, 2013**	$13.72	(.01)	2.12	2.11	—	—	—	—	$15.83	15.38*	$2,222	1.01*	(.07)*	75*
April 30, 2013	12.27	.01	2.04	2.05	(.11)	(.49)	(.60)	— [e]	13.72	17.48	868	2.06	.11	136
April 30, 2012	12.70	.01	.15	.16	—	(.59)	(.59)	— [e]	12.27	1.83	353	2.09	.10	97
April 30, 2011†	10.00	(.03)	2.91	2.88	(.01)	(.17)	(.18)	— [e]	12.70	29.08*	274	1.25*	(.22)*	67*

Class M
October 31, 2013**	$13.80	.01	2.13	2.14	—	—	—	—	$15.94	15.51*	$130	.89*	.07*	75*
April 30, 2013	12.32	.05	2.04	2.09	(.12)	(.49)	(.61)	— [e]	13.80	17.74	52	1.81	.40	136
April 30, 2012	12.72	.04	.15	.19	—	(.59)	(.59)	— [e]	12.32	2.07	33	1.84	.34	97
April 30, 2011†	10.00	(.01)	2.91	2.90	(.01)	(.17)	(.18)	— [e]	12.72	29.25*	36	1.10*	(.08)*	67*

Class R
October 31, 2013**	$13.86	.03	2.14	2.17	—	—	—	—	$16.03	15.66*	$18	.76*	.22*	75*
April 30, 2013	12.36	.08	2.05	2.13	(.14)	(.49)	(.63)	— [e]	13.86	18.00	16	1.56	.66	136
April 30, 2012	12.73	.07	.16	.23	(.01)	(.59)	(.60)	— [e]	12.36	2.40	13	1.59	.59	97
April 30, 2011†	10.00	.02	2.90	2.92	(.02)	(.17)	(.19)	— [e]	12.73	29.41*	13	.95*	.15*	67*

Class Y
October 31, 2013**	$13.88	.07	2.15	2.22	—	—	—	—	$16.10	15.99*	$5,170	.51*	.46*	75*
April 30, 2013	12.38	.14	2.05	2.19	(.20)	(.49)	(.69)	— [e]	13.88	18.55	3,368	1.06	1.15	136
April 30, 2012	12.76	.12	.16	.28	(.07)	(.59)	(.66)	— [e]	12.38	2.85	2,013	1.09	1.07	97
April 30, 2011†	10.00	.05	2.91	2.96	(.03)	(.17)	(.20)	— [e]	12.76	29.85*	1,662	.65*	.45*	67*

* Not annualized.

** Unaudited.

† For the period September 24, 2010 (commencement of operations) to April 30, 2011.

a Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of
average net assets

October 31, 2013	0.16%

April 30, 2013	0.48

April 30, 2012	1.48

April 30, 2011	2.26

e Amount represents less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

36 Multi-Cap Core Fund	Multi-Cap Core Fund	37

Notes to financial statements 10/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from May 1, 2013 through October 31, 2013.

Putnam Multi-Cap Core Fund (the fund) is a diversified series of Putnam Funds Trust (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks (growth or value stocks or both) of U.S. companies of any size that Putnam Management believes have favorable investment potential.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before January 2, 2013 and held for 7 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after January 2, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

38 Multi-Cap Core Fund

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund had no securities out on loan.

Multi-Cap Core Fund 39

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

The aggregate identified cost on a tax basis is $16,311,834, resulting in gross unrealized appreciation and depreciation of $3,471,437 and $215,302, respectively, or net unrealized appreciation of $3,256,135.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end

40 Multi-Cap Core Fund

funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.710%	of the first $5 billion,	0.510%	of the next $50 billion,

0.660%	of the next $5 billion,	0.490%	of the next $50 billion,

0.610%	of the next $10 billion,	0.480%	of the next $100 billion and

0.560%	of the next $10 billion,	0.475%	of any excess thereafter.

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a–4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the substantive terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) described below, for a term no longer than March 7, 2014. The Trustees of the fund have called a shareholder meeting for February 27, 2014, at which shareholders of the fund will consider approval of a proposed new management contract between the fund and Putnam Management. The substantive terms of the proposed new management contract, including terms relating to fees, are identical to the terms of the fund’s previous management contract.

Putnam Management has contractually agreed, through August 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were reduced by $27,873 as a result of this limit. The expense limitation remains in place under the interim management contract described above.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$14,219	Class R	21

Class B	501	Class Y	5,347

Class C	1,582	Total	$21,771

Class M	101

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $21 under the expense offset arrangements.

Multi-Cap Core Fund	41

Each independent Trustee of the fund receives an annual Trustee fee, of which $13, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$14,398	Class M	309

Class B	2,042	Class R	42

Class C	6,457	Total	$23,248

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $7,070 and no monies from the sale of class A and class M shares, respectively, and received no monies and $136 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $15,332,349 and $12,624,106, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 10/31/13		Year ended 4/30/13

Class A	Shares	Amount	Shares	Amount

Shares sold	292,385	$4,423,414	352,461	$4,473,970

Shares issued in connection with
reinvestment of distributions	—	—	12,442	149,184

	292,385	4,423,414	364,903	4,623,154

Shares repurchased	(284,319)	(4,399,252)	(118,674)	(1,492,191)

Net increase	8,066	$24,162	246,229	$3,130,963

42 Multi-Cap Core Fund

	Six months ended 10/31/13		Year ended 4/30/13

Class B	Shares	Amount	Shares	Amount

Shares sold	21,825	$329,754	5,941	$75,327

Shares issued in connection with
reinvestment of distributions	—	—	738	8,785

	21,825	329,754	6,679	84,112

Shares repurchased	(187)	(2,714)	(2,211)	(26,596)

Net increase	21,638	$327,040	4,468	$57,516

	Six months ended 10/31/13		Year ended 4/30/13

Class C	Shares	Amount	Shares	Amount

Shares sold	81,317	$1,228,629	39,298	$485,524

Shares issued in connection with
reinvestment of distributions	—	—	2,062	24,535

	81,317	1,228,629	41,360	510,059

Shares repurchased	(4,205)	(62,858)	(6,861)	(83,829)

Net increase	77,112	$1,165,771	34,499	$426,230

	Six months ended 10/31/13		Year ended 4/30/13

Class M	Shares	Amount	Shares	Amount

Shares sold	4,437	$66,939	943	$11,640

Shares issued in connection with
reinvestment of distributions	—	—	172	2,059

	4,437	66,939	1,115	13,699

Shares repurchased	(16)	(221)	(31)	(381)

Net increase	4,421	$66,718	1,084	$13,318

	Six months ended 10/31/13		Year ended 4/30/13

Class R	Shares	Amount	Shares	Amount

Shares sold	—	$—	6	$75

Shares issued in connection with
reinvestment of distributions	—	—	56	673

	—	—	62	748

Shares repurchased	—	—	(6)	(78)

Net increase	—	$—	56	$670

	Six months ended 10/31/13		Year ended 4/30/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	102,973	$1,524,257	99,880	$1,266,072

Shares issued in connection with
reinvestment of distributions	—	—	11,894	142,615

	102,973	1,524,257	111,774	1,408,687

Shares repurchased	(24,457)	(364,469)	(31,781)	(397,643)

Net increase	78,516	$1,159,788	79,993	$1,011,044

Multi-Cap Core Fund 43

At the close of the reporting period, Putnam Investments, LLC owned the following shares of the fund:

	Shares owned	Percentage of ownership	Value

Class A	58,856	8.3%	$945,227

Class M	1,126	13.8	17,948

Class R	1,128	100.0	18,090

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$408,506	$3,849,497	$3,849,992	$35	$408,011

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

44 Multi-Cap Core Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Multi-Cap Core Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

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SA115
284318 12/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Funds Trust

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: December 27, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: December 27, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: December 27, 2013